EX.99.906CERT

Certification Pursuant to Section 906 of the Sarbanes-Oxley Act

Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, each of the undersigned officers of the StrongVest ETF Trust, does hereby certify, to such officer’s knowledge, that the report on Form N-CSR of the StrongVest ETF Trust for the period ended June 30, 2019 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as applicable, and that the information contained in the Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the StrongVest ETF Trust for the stated period.

/s/ D. Kyle Cerminara		/s/ John F. Puglia
D. Kyle Cerminara,		John F. Puglia,
President (Principal Executive Officer)		Treasurer (Principal Financial Officer)
StrongVest ETF Trust		StrongVest ETF Trust

Dated:	9/5/2019	Dated:	9/5/2019

This statement accompanies this report on Form N-CSR pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and shall not be deemed as filed by StrongVest ETF Trust for purposes of Section 18 of the Securities Exchange Act of 1934.

Updated July 14, 2017